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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported) NOVEMBER 22, 2005

AMERICAN EXPRESS          AMERICAN EXPRESS            AMERICAN EXPRESS
  RECEIVABLES               RECEIVABLES                 RECEIVABLES
  FINANCING                  FINANCING                   FINANCING
 CORPORATION II          CORPORATION III LLC         CORPORATION IV LLC
      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

  DELAWARE     13-3854638     333-113579-03   DELAWARE      20-0942395    333-113579-02    DELAWARE      20-0942445    333-113579-01
  (State or     (I.R.S.       (Commission    (State or       (I.R.S.       (Commission     (State or       (I.R.S.      (Commission
    Other       Employer      File Number)     Other         Employer     File Number)       Other        Employer      File Number)
Jurisdiction  Identification                Jurisdiction  Identification                 Jurisdiction  Identification
     of         Number)                         of           Number)                          of           Number)
Incorporation                              Incorporation                                 Incorporation
     or                                         or                                           or
Organization)                              Organization)                                 Organization)

       200 VESEY STREET, ROOM 138                 4315 SOUTH 2700 WEST, ROOM 1900              4315 SOUTH 2700 WEST, ROOM 1900
           MAIL STOP 01-31-12                            MAIL STOP 02-01-50                            MAIL STOP 02-01-56
        NEW YORK, NEW YORK 10285                     SALT LAKE CITY, UTAH 84184                    SALT LAKE CITY, UTAH 84184
             (212) 640-2000                                (801) 945-2030                                (801) 945-2068
                                        (Address, Including Zip Code, and Telephone Number,
                               Including Area Code, of each Registrant's Principal Executive Offices)
                   N/A                                            N/A                                          N/A
(Former Name or Former Address, if Changed     (Former Name or Former Address, if Changed        (Former Name or Former Address, if
            Since Last Report)                             Since Last Report)                        Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   On November 22, 2005, American Express Credit Account Master
             Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004, with its Series 2005-8 Supplement, dated as of November 22, 2005. The Series Supplement is attached hereto as Exhibit 4.1.

             On November 22, 2005, American Express Credit Account Master Trust issued its $417,500,000 Class A Floating Rate Asset Backed Certificates, Series 2005-8 and $37,500,000 Class B Floating Rate Asset Backed Certificates, Series 2005-8 (the "SERIES 2005-8 CERTIFICATES").



Item 9.01.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

         Exhibit 4.1 Series 2005-8 Supplement, dated as of November 22, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6, 2004).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION II,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Maureen Ryan
                                     -------------------------------------------
                                 Name:     Maureen Ryan
                                 Title:    President

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION III LLC,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Andrea J. Moss
                                     -------------------------------------------
                                 Name:     Andrea J. Moss
                                 Title:    Vice President and Treasurer

                              AMERICAN EXPRESS RECEIVABLES FINANCING
                              CORPORATION IV LLC,
                              as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant


                                 By:       /s/ Daniel L. Follett
                                     -------------------------------------------
                                 Name:     Daniel L. Follett
                                 Title:    President



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                                  EXHIBIT INDEX


Exhibit            Description
-------            -----------

Exhibit 4.1 Series 2005-8 Supplement, dated as of November 22, 2005, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.1 to Form 8-K filed with the Securities and Exchange Commission by the American Express Credit Account Master Trust on October 6,
                   2004).